UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 26, 2014

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On April 26, 2014, Image Sub Limited, a Cayman Islands exempted company (“Sub”), entered into a Merger Agreement (the “Merger Agreement”) with Integrated Memory Logic Limited, a Cayman Islands exempted company and the Shares (as defined below) of which are listed on the Taiwan Stock Exchange (“iML”). Sub is a wholly owned subsidiary of Exar Corporation, a Delaware corporation (“Exar”).

Following the consummation of the Offer (as defined below), and as soon as permissible under Taiwan law and Cayman Islands law, Sub will merge with and into iML (the “Merger”), and all Shares not acquired in the Offer will be converted into the right to receive the Consideration (as defined below) (other than (i) Shares held by holders who comply with the relevant provisions of Section 238 of the Cayman Islands Companies Law and iML’s Memorandum and Articles of Association (the “iML Articles”) regarding the rights of shareholders to demand appraisal of such shares in connection with the Merger and (ii) Shares held in the treasury of iML or owned by Sub or any other wholly-owned subsidiary of Sub). The Merger Agreement includes customary representations, warranties and covenants by the parties. The Merger is subject to the successful completion of the Offer, approval of iML’s stockholders (if required by law and the iML Articles), as well as customary closing conditions and regulatory approvals.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the form of Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Form 8-K and is incorporated in this Form 8-K by reference. The form of Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Exar, Sub or iML. The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. These representations, warranties and covenants may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules or Exar’s public filings with the Securities and Exchange Commission (the “SEC”)) agreed to by the contracting parties and may not be complete. Furthermore, these representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Form 8-K. Accordingly, you should not rely on the representations and warranties contained in the Merger Agreement as statements of factual information.

Tender Agreement

Concurrently with entering into the Merger Agreement, certain stockholders of iML (the “Specified Shareholders”) entered into a Tender Agreement with Sub (the “Tender Agreement”). The Specified Shareholders own 31.99% of the outstanding Shares of iML. On the terms and subject to the conditions of the Tender Agreement, Sub will commence a tender offer (the “Offer”) to purchase all of the outstanding ordinary shares of iML (the “Shares”), in which each validly tendered Share will be purchased for NT$91.00 in cash, without interest (the “Consideration”) and the Offer is conditioned upon, among other things, there being validly tendered into the Offer and not withdrawn shares constituting at least 70% of the then outstanding Shares (but in no event less than 66-2/3% of the fully diluted Shares of iML). In addition, pursuant to the Tender Agreement, subject to the terms of the Tender Agreement, the Specified Shareholders that are parties to the Tender Agreement have agreed to tender all of their Shares in the Offer and vote their Shares for the approval of the Merger, unless, among other things, the Merger Agreement is terminated. The foregoing description of the Tender Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Tender Agreement, a copy of which is filed as Exhibit 2.2 hereto and is hereby incorporated into this Form 8-K by reference.

Financing

Exar expects to finance the consideration payable in the Offer and the Merger through a combination of cash on hand and a new $90 million senior secured bridge loan facility. Stifel Financial Corp. has provided Exar a commitment letter to provide Exar up to $90 million in senior secured bridge loans. The commitment letter is subject to customary conditions to consummation.

Parent Agreement and Tender Agreement Guarantee

Concurrently with entering into the Merger Agreement and the Tender Agreement, Exar has entered into (i) a Parent Agreement with iML pursuant to which Exar shall guaranty the performance of the obligations of Sub under the Merger Agreement and the Tender Agreement and shall agree to perform to certain obligations under the Merger Agreement as a primary obligor thereunder (the “Parent Agreement ”) and (ii) a Guaranty Agreement with the stockholders of iML who are parties to the Tender Agreement pursuant to which Exar shall guaranty the performance of the obligations of Sub under the Tender Agreement (the “Tender Agreement Guaranty”). The foregoing description of each of the Parent Agreement and the Tender Agreement Guarantee does not purport to be complete and is qualified in its entirety by reference to the forms of Parent Agreement and Tender Agreement Guaranty, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are hereby incorporated into this Form 8-K by reference.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to Exar and/or iML and their expectations for Exar’s proposed acquisition of iML. All statements included in this Form 8-K concerning activities, events or developments that Exar and/or iML expects, believes or anticipates will or may occur in the future are forward-looking statements. In particular, the statements regarding the expected closing of our acquisition of iML, expected impact on Exar’s financial results, benefits of the proposed transaction, and expected integration of iML’s product offering are forward-looking statements. Such statements can generally be identified by words such as “anticipates”, “expects”, “intends”, “will”, “could”, “believes”, “estimates”, “continue” and similar expressions. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that the tender offer and the merger will not close because of a failure to satisfy one or more of the offer conditions, stockholder prerequisites or closing conditions; the risk that Exar’s business and/or iML’s business will have been adversely impacted during the pendency of the tender offer and the merger; the risk that the operations will not be integrated successfully; and the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated; the ability to retain key employees and other economic, business, competitive and/or regulatory factors affecting the business of Exar and iML generally, including those set forth in the filings of Exar with the SEC and iML with the Taiwan Stock Exchange, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Exar’s annual reports on Form 10-K and quarterly reports on Form 10-Q, current reports on Form 8-K and other SEC filings. Exar and iML are under no obligation to (and expressly disclaim any obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 8.01 Other Events

On April 28, 2014, Exar issued a press release relating to the Merger Agreement and the Tender Agreement. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Form of Merger Agreement
2.2 10.1 10.2	Form of Tender Agreement Form of Parent Agreement Form of Tender Agreement Guaranty
99.1	Press Release dated April 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION
(Registrant)

Date: April 30, 2014	/s/ Ryan A. Benton
Ryan A. Benton
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit Number	Exhibit Title

2.1	Form of Merger Agreement

2.2 10.1 10.2	Form of Tender Agreement Form of Parent Agreement Form of Tender Agreement Guaranty

99.1	Press Release dated April 28, 2014